EXHIBIT 24 - POWER OF ATTORNEY


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS HAROLD B. JEFFREYS AND TIMOTHY A. SMALLEY, AND EACH OF THEM, THE TRUE AND LAWFUL AGENTS AND HIS ATTORNEYS-IN-FACT WITH FULL POWER AND AUTHORITY IN EACH SAID AGENTS AND ATTORNEYS-IN-FACT, ACTING SINGLY, TO SIGN FOR THE UNDERSIGNED AS DIRECTOR OR AN OFFICER OF THE COMPANY, OR AS BOTH, THE COMPANY'S 2003 ANNUAL REPORT ON FORM 10-K TO BE FILED WITH THE SECURITIES EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES EXCHANGE ACT OF 1934, AND TO SIGN ANY AMENDMENT OR AMENDMENTS TO SUCH ANNUAL REPORT, INCLUDING AN ANNUAL REPORT PURSUANT TO 11-K TO BE FILED AS AN AMENDMENT TO THE FORM 10-K; HEREBY RATIFYING AND CONFIRMING ALL ACTS TAKEN BY SUCH AGENTS AND ATTORNEYS-IN-FACT AS HEREIN AUTHORIZED.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THIS REPORT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS ON BEHALF OF THE
REGISTRANT  AND  IN  THE  CAPACITIES  AND  ON  THE  DATE  INDICATED.

       Signature                           Title                        Date
       ---------                           -----                        ----
                           President and Chief Executive Officer
/s/ Larry R. Matthews                Larry M. Matthews             March 29, 2004
_________________________        (Principal Executive Officer)

                                  Chief Financial Officer
/s/ William M. Foshee                William M. Foshee             March 29, 2004
_________________________       (Principal Accounting Officer)

/s/ Timothy A. Smalley     Chairman of the Board and Director
________________________   Timothy A. Smalley                      March 29, 2004

/s/ Harold B. Jeffreys                    Director
_________________________             Harold B. Jeffreys           March 29, 2004

/s/ Bingham D. Edwards                    Director
_________________________             Bingham D. Edwards           March 29, 2004

/s/ Lenny L. Hayes                        Director
_________________________               Lenny L. Hayes             March 29, 2004

/s/ Neal A. Holland, Jr.                  Director
_________________________            Neal A. Holland, Jr.          March 29, 2004

/s/ Larry Landman                         Director
_________________________               Larry Landman              March 29, 2004

/s/ Vernon A. Lane                        Director
_________________________               Vernon A. Lane             March 29, 2003

/s/ John T. Moss                          Director
_________________________               John T. Moss               March 29, 2004

/s/ T. Gerald New, M.D.                   Director
_________________________            T. Gerald New, M.D.           March 29, 2004


       Signature                           Title                        Date
       ---------                           -----                        ----

/s/ Betty B. Sims                        Director
_________________________              Betty B. Sims               March 29, 2004

/s/ Jeron Witt                           Director
_________________________               Jeron  Witt                March 29, 2004


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